Exhibit 20:
                         Monthly Servicer's Certificate

A. Trust Level Activity

          Number of Days in Collection Period                                                                             31
          Beginning Principal Receivables Balance                                                           1,636,325,818.73
          Beginning Special Funding Account Balance                                                                     0.00
          Beginning Principal Receivables + SFA Balance                                                     1,636,325,818.73
          Beginning Principal Receivables + SFA Balance at the end of the last revolving period             1,984,562,136.14
          Special Funding Account Earnings                                                                              0.00
          Finance Charge Collections                                                                           27,140,546.79
          Interchange Collections                                                                               2,206,945.48
          Interchange Rate                                                                                             1.28%
          Collection Account Investment Proceeds                                                                   42,830.14
          Recoveries treated as Finance Charge Collections                                                              0.00
          Total Finance Charge Receivables Collections                                                         29,390,322.41
          Principal Receivables Collections                                                                   195,144,642.65
          Recoveries treated as Principal Collections                                                             640,524.70
          Total Principal Receivables Collections                                                             195,785,167.35
          Monthly Payment Rate                                                                                        13.76%
          Defaulted Amount (Net of Recoveries)                                                                 11,434,626.69
          Annualized Default Rate                                                                                      8.39%
          Trust Portfolio Yield                                                                                       21.55%
          New Principal Receivables                                                                           547,976,041.05
          Aggregate Account Addition or Removal (Y/N)?                                                                     Y
          Date of Addition/Removal                                                                                 01-Dec-98
          Principal Receivables at the end of the day of Addition/Removal                                   1,994,666,435.44
          SFA Balance at the end of the day of Addition/Removal                                                         0.00
          Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,994,666,435.44
          Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
          Ending Principal Receivables Balance                                                              1,976,913,788.29
          Ending Special Funding Account (SFA) Balance                                                                  0.00
          Ending Principal Receivables + SFA Balance                                                        1,976,913,788.29
          Required Minimum Principal Balance                                                                1,872,500,000.00
          Transferor Percentage                                                                                       12.97%

B. Series Allocations

                                                                                      1998-2                  1998-3
          Group                                                                          1                      1
          Class A Invested Amount                                                      528,000,000.00         528,000,000.00
          Class B Invested Amount                                                      113,000,000.00         113,000,000.00
          Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
          Class D Invested Amount                                                       42,000,000.00          42,000,000.00
          Total Invested Amount                                                        750,000,000.00         750,000,000.00
          Required Transferor Amount                                                    52,500,000.00          52,500,000.00
          Invested Amount + Req Transf Amount                                          802,500,000.00         802,500,000.00
          Series Allocation Percentage                                                         42.86%                 42.86%
          Series Allocable Finance Charge Collections                                   12,595,852.46          12,595,852.46
          Series Allocable Principal Collections                                        83,907,928.86          83,907,928.86
          Series Allocable Defaulted Amounts                                             4,900,554.30           4,900,554.30
          Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
          In Revolving Period?                                                                      Y                      Y
          Available for Shared Principal Collections                                    77,915,205.65          77,915,205.65
          Principal Shortfall                                                                    0.00                   0.00
          Allocation of Shared Principal Collections                                             0.00                   0.00
          FC Available for other Excess Allocation Series                                3,264,303.18           3,264,303.18
          Finance Charge Shortfall                                                               0.00                   0.00
          Allocation of Excess Finance Charge Collections                                        0.00                   0.00


B. Series Allocations

          Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                      87.73%                 87.73%
                          Floating Allocation Percentage                                       87.73%                 87.73%
                          Class A Certificate Rate                                             5.635%                 5.665%
                          Class B Certificate Rate                                             5.845%                 5.895%
                          CIA Certificate Rate                                                 6.410%                 6.510%
                          Class D Certificate Rate                                             0.000%                 0.000%
                          Class A Interest                                               2,562,260.36           2,575,900.36
                          Class B Interest                                                 568,796.71             573,661.98
                          Collateral Monthly Interest                                      369,848.51             375,617.95
                          Class D Interest                                                       0.00                   0.00
                          Investor Monthly Interest                                      3,500,905.57           3,525,180.29
                          Investor Default Amount (Net of Recoveries)                    4,299,450.71           4,299,450.71
                          Interchange Collections                                          829,817.50             829,817.50
                          Servicer Interchange                                             468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                     1,250,000.00           1,250,000.00
                              Interchange Adjustment                                             0.00                   0.00
                              SFA Adjustment                                                     0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                      1,250,000.00           1,250,000.00

C. Group 1 Allocations


                                                               Total                  1998-2                  1998-3
          Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
          Principal Collections                                147,231,509.89           73,615,754.95          73,615,754.95
          Finance Charge Collections                            22,101,682.18           11,050,841.09          11,050,841.09
          Investor Monthly Interest                              7,026,085.86            3,500,905.57           3,525,180.29
          Investor Default Amount                                8,598,901.42            4,299,450.71           4,299,450.71
          Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
          Total Amount Due                                      18,124,987.28            9,050,356.28           9,074,631.00
          Excess Before Reallocation                             3,976,694.90            2,000,484.81           1,976,210.09
          Reallocation of Finance Charge Collections                                       -12,137.36              12,137.36
          Dollars of Excess Spread                               3,976,694.90            1,988,347.45           1,988,347.45
          Percentage Excess Spread                                      3.18%                   3.18%                  3.18%
          Reallocated Finance Charge Collections                22,101,682.18           11,038,703.73          11,062,978.45

D. Trust Performance

          30-59 Days Delinquent                                                         37,357,345.26
          60-89 Days Delinquent                                                         22,083,769.60
          90+ Days Delinquent                                                           44,674,849.31
          Total 30+ Days Delinquent                                                    104,115,964.17

                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       15-Dec-98
Current Payment Date                    15-Jan-99
Actual / 360 Days                          31                31                   31                31
30 / 360 Days                              30                30                   30                30
Fixed / Floating                        Floating          Floating             Floating          Floating
                                         Class A           Class B        Collateral Invested    Class D          Total
                                                                                Amount
Certificate Rate                               5.635%           5.845%             6.410%           0.000%
Initial Balance                        528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                     52,500,000.00
Total Initial Amount                                                                                          802,500,000.00

Beginning Outstanding Amount           528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount              528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount              528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                 528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00   113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                70.40%           15.07%              8.93%            5.60%           100.00%
Floating Allocation Percentage                 70.40%           15.07%              8.93%            5.60%           100.00%
Principal Collections                   51,825,491.48    11,091,440.41       6,576,340.78     4,122,482.28     73,615,754.95
Realloc Finance Charge Collections       7,771,247.43     1,663,164.70         986,124.20       618,167.41     11,038,703.73
YSA Draw                                                                                                        1,250,000.00
YSA Investment Proceeds                                                                                            25,955.73
Realloc Finance Charge plus YSA Draw     8,669,520.26     1,855,408.69       1,100,109.58       689,620.93     12,314,659.46
Monthly Interest                         2,562,260.36       568,796.71         369,848.51             0.00      3,500,905.57
Investor Default Amount (Net)            3,026,813.30       647,783.91         384,084.26       240,769.24      4,299,450.71
Monthly Servicing Fee                      880,000.00       188,333.33         111,666.67        70,000.00      1,250,000.00
Total Due                                6,469,073.66     1,404,913.95         865,599.44       310,769.24      9,050,356.28

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                     12,314,659.46
Series Adjusted Portfolio Yield                                                                                       12.82%
Base Rate                                                                                                              7.42%

Series Parameters
                   Revolving Period (Y/N)                                          Y
                   Accumulation Period (Y/N)                                       N
                   Early Amortization (Y/N)                                        N
                   Controlled Accumulation Period                                12.00
                   Holdings is Servicer                                            Y
                   Paydown Excess CIA (Y/N)                                        Y
                   Paydown Excess Class D (Y/N)                                    Y
                   Controlled Accumulation Amount                                  53,416,666.67
                   Controlled Deposit Amount                                       53,416,666.67
                   Ending Controlled Deposit Amount Shortfalll                              0.00

Funding Accounts
                   Beginning Principal Funding Account Balance                              0.00
                   Principal Funding Account Deposit                                        0.00
                   Ending Principal Funding Account Balance                                 0.00
                   Principal Funding Investment Proceeds                                    0.00

                   Yield Supplement Account Beginning Balance                       5,000,000.00
                   Yield Supplement Account Release                                 1,250,000.00
                   Yield Supplement Account Ending Balance                          3,750,000.00

                   Reserve Account Beginning Balance                                        0.00
                   Required Reserve Account Amount                                          0.00
                   Funds Deposited into Reserve Account                                     0.00
                   Ending Reserve Account Balance                                           0.00

C. Certificate Balances and Distrubutions

                                                     Class A           Class B        CIA              Class D           Total
                   Beginning Balance              528,000,000.00   113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                   Interest Distributions           2,562,260.36       568,796.71       369,848.51            0.00     3,500,905.57
                   PFA Deposits                             0.00                                                               0.00
                   Principal Distributions                  0.00             0.00             0.00            0.00             0.00
                   Total Distributions              2,562,260.36       568,796.71       369,848.51            0.00     3,500,905.57
                   Ending Certificate Balance     528,000,000.00   113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                   Pool Factor                           100.00%          100.00%          100.00%         100.00%
                   Total Distribution Per $1,000          4.8528           5.0336           5.5201          0.0000
                   Interest Distribution Per $1,000       4.8528           5.0336           5.5201          0.0000
                   Principal Distribution Per $1,000      0.0000           0.0000           0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                  1 Total amount of the distribution:                                                 2,562,260.36
                  2 Amount of the distribution in respect of Class A Monthly Interest:                2,562,260.36
                  3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:            0.00
                  4 Amount of the distribution in respect of Class A Additional Interest:                     0.00
                  5 Amount of the distribution in respect of Class A Principal:                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                  1 Total amount of Class A Investor Charge-Offs:                                             0.00
                  2 Amount of Class A Investor Charge-Offs                                                    0.00
                    per $1,000 original certificate principal amount:
                  3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                       0.00
                  4 Amount reimbursed in respect of Class A Investor Charge-Offs                              0.00
                    per $1,000 original certificate principal amount:
                  5 The amount, if any, by which the outstanding principal                                    0.00
                    balance of the Class A Certificate exceeds the Class A Invested
                    Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                 1 The total amount of the distribution:                                               568,796.71
                 2 Amount of the distribution in respect of Class B monthly interest:                  568,796.71
                 3 Amount of the distribution in respect of Class B outstanding monthly interest:            0.00
                 4 Amount of the distribution in respect of Class B additional interest:                     0.00
                 5 Amount of the distribution in respect of Class B principal:                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                 1 The amount of reductions in Class B Invested Amount                                       0.00
                 2 The amount of reductions in the Class B Invested Amount set forth in                      0.00
                   paragraph 1 above, per $1,000 original certificate principal amount:
                 3 The total amount reimbursed in respect of such reductions                                 0.00
                   in the Class B Invested Amount:
                 4 The total amount set forth in paragraph 3 above, per $1,000                               0.00
                   original certificate principal amount:
                 5 The amount, if any, by which the outstanding principal balance                            0.00
                    of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                 1 Total amount distributed to the Collateral Interest Holder:                         369,848.51
                 2 Amount distributed in respect of Collateral Monthly Interest:                       369,848.51
                 3 Amount distributed in respect of Collateral Additional Interest:                          0.00
                 4 The amount distributed to the Collateral Interest Holder in respect                       0.00
                   of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                 1 The amount of reductions in the Collateral Invested Amount.                               0.00
                 2 The total amount reimbursed in respect of such reductions in the                          0.00
                   Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                 1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)              12,314,659.46
                 2 Full amount required to be paid pursuant to sections 4.5 and 4.7                    9,050,356.28
                 3 Spread Account Requirement per Loan Agreement                                               0.00
                 4 Finance Charge Shortfall                                                                    0.00
                 5 Available for Other Excess Allocation Series                                        3,264,303.18

K. Application of Reallocated Investor Finance Charge Collections.

                                                              Available         Due          Paid        Shortfall
                 1 Allocated Class A Available Funds       8,669,520.26
                   a Reserve Account Release                       0.00
                   b PFA Investment Earnings                       0.00
                   c Class A Available Funds               8,669,520.26

                 2 Class A Available Funds                 8,669,520.26
                   a Class A Monthly Interest                              2,562,260.36   2,562,260.36       0.00    8,669,520.26
                   b Class A Servicing Fee                                   880,000.00     880,000.00       0.00    6,107,259.90
                   c Class A Investor Default Amount                       3,026,813.30   3,026,813.30       0.00    5,227,259.90
                   d Class A Excess                        2,200,446.60

                 2 Class B Available Funds                 1,855,408.69
                   a Class B Monthly Interest                                568,796.71     568,796.71       0.00    1,855,408.69
                   b Class B Servicing Fee                                   188,333.33     188,333.33       0.00    1,286,611.99
                   c Class B Excess                        1,098,278.65

                 3 Collateral Available Funds              1,100,109.58
                   a Collateral Servicing Fee                                111,666.67     111,666.67       0.00    1,100,109.58
                   b Collateral Excess                       988,442.91

                 4 Class D Available Funds                   689,620.93
                   a Class D Servicing Fee                                    70,000.00      70,000.00       0.00      689,620.93
                   b Class D Excess                          619,620.93

                 5 Total Excess Spread                     4,906,789.10

L. Application of Excess Spread and Excess Finance Charge Collections

                                                               Available       Due        Paid      Shortfall
                  1 Available Excess Spread                4,906,789.10
                  2 Excess Fin Charge Coll                         0.00
                         from Other Series
                  3 Available Funds                        4,906,789.10
                  4 Class A Required Amount Shortfalls                          0.00          0.00     0.00       4,906,789.10
                  5 Class B Defaults                                      647,783.91    647,783.91     0.00       4,906,789.10
                  6 Monthly Servicing Fee Shortfalls                            0.00          0.00     0.00       4,259,005.19
                  7 Collateral Monthly Interest                           369,848.51    369,848.51     0.00       4,259,005.19
                  8 Collateral Default Amount                             384,084.26    384,084.26     0.00       3,889,156.68
                  9 Reserve Account Deposit                                     0.00          0.00     0.00       3,505,072.42
                 10 Class D Monthly Interest                                    0.00          0.00     0.00       3,505,072.42
                 11 Class D Default Amount                                240,769.24    240,769.24     0.00       3,505,072.42
                 12 Other CIA Amounts Owed                                      0.00          0.00     0.00       3,264,303.18
                 13 Excess Fin Coll for Other Series                            0.00          0.00     0.00       3,264,303.18
                 14 Excess Spread                          3,264,303.18
                 15 Writedowns
                                         a Class A                      0.00
                                         b Class B                      0.00
                                         c CIA                          0.00
                                         d Class D                      0.00

M. Reallocated Principal Collections

                 3 Total Principal Collections Allocable                           73,615,754.95
                 4 Principal Required to Fund the Required Amount                           0.00
                 5 Shared Principal Collections from other Series                           0.00
                 6 Other Amounts Treated as Principal Collections                   4,299,450.71
                 7 Available Principal Collections                                 77,915,205.65

N. Application of Principal Collections during Revolving Period

                 1 Collateral Invested Amount                                      67,000,000.00
                 2 Required Collateral Invested Amount                             67,000,000.00
                 3 Amount used to pay Excess CIA                                            0.00
                 4 Available Principal Collections                                 77,915,205.65

                 5 Class D                                                         42,000,000.00
                 6 Required Class D                                                42,000,000.00
                 7 Amount used to pay Excess Class D                                        0.00
                 8 Available Principal Collections                                 77,915,205.65

O. Application of Principal Collections during the Accumulation Period

               1 Available Principal Collections                                                  77,915,205.65
                                 a Controlled Deposit Amount                                               0.00
                                 b Minimum of Avail Prin Coll and CDA                                      0.00
                                 c Controlled Deposit Amount Shortfall                                     0.00
                                 d Amount Deposited in PFA for Class A                                     0.00
                                 e Draw from PFA to pay Class A Principal                                  0.00
                                 f Class A Adjusted Invested Amount                              528,000,000.00

               2 Remaining Principal Collections Available                                        77,915,205.65
                                 a Remaining PFA Balance                                                   0.00
                                 b Beginning Class B Outstanding Amount                          113,000,000.00
                                 c Beginning Class B Adjusted Invested Amount                    113,000,000.00
                                 d Amount Deposited in PFA for Class B                                     0.00
                                 e Draw from PFA to pay Class B Principal                                  0.00
                                 f Class B Adjusted Invested Amount                              113,000,000.00

               3 Remaining Principal Collections Available                                        77,915,205.65
                                 a Remaining CIA Amount                                           67,000,000.00
                                 b Principal Paid to CIA                                                   0.00
                                 c CIA at the end of the Period                                   67,000,000.00

               4 Remaining Principal Collections Available                                        77,915,205.65
                                 a Remaining Class D Amount                                       42,000,000.00
                                 b Principal Paid to Class D                                               0.00
                                 c Class D at the end of the Period                               42,000,000.00

                 Class A Principal Paid to Investors                                                       0.00
                 Class B Principal Paid to Investors                                                       0.00
                 CIA Principal Paid to Investors                                                           0.00
                 Class D Principal Paid to Investors                                                       0.00
                 Ending Class A Outstanding Amount                                               528,000,000.00
                 Ending Class B Outstanding Amount                                               113,000,000.00
                 Ending CIA Outstanding Amount                                                    67,000,000.00
                 Ending Class D Outstanding Amount                                                42,000,000.00

               5 Shared Principal Collections                                                     77,915,205.65

P. Application of Principal Collections during Early Amortization Period

              1 Principal Collections Available                                                           0.00
                                a Remaining Class A Adjusted Invested Amount                    528,000,000.00
                                b Principal Paid to Class A                                               0.00
                                c End of Period Class A Adjusted Invested Amount                528,000,000.00

              2 Remaining Principal Collections Available                                                 0.00
                                a Remaining Class B Adjusted Invested Amount                    113,000,000.00
                                b Principal Paid to Class B                                               0.00
                                c End of Period Class B Adjusted Invested Amount                113,000,000.00

              3 Remaining Principal Collections Available                                                 0.00
                                a Remaining Collateral Invested Amount                           67,000,000.00
                                b Principal Paid to CIA                                                   0.00
                                c Collateral Invested Amount at the end of the Period            67,000,000.00

              4 Remaining Principal Collections Available                                                 0.00
                                a Remaining Class D Amount                                       42,000,000.00
                                b Principal Paid to Class D                                               0.00
                                c Class D at the end of the Period                               42,000,000.00

Q. Yield and Base Rate

               1 Base Rate
                                 a Current Monthly Period                                7.42%
                                 b Prior Monthly Period                                  7.18%
                                 c Second Prior Monthly Period                           7.30%

                 Three Month Average Base Rate                                                            7.30%

               2 Series Adjusted Portfolio Yield
                                 a Current Monthly Period                               12.82%
                                 b Prior Monthly Period                                 13.88%
                                 c Second Prior Monthly Period                          12.80%

                 Three Month Average Series Adjusted Portfolio Yield                                     13.17%

               3 Excess Spread
                                 a Current Monthly Period                                5.40%
                                 b Prior Monthly Period                                  6.70%
                                 c Second Prior Monthly Period                           5.50%

                 Three Month Average Excess Spread                                                        5.87%

                                 Series 1998-3



A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Dec-98
Current Payment Date                     15-Jan-99
Actual / 360 Days                           31                 31                   31                   31
30 / 360 Days                               30                 30                   30                   30
Fixed / Floating                         Floating           Floating             Floating             Floating
                                                                         Collateral Invested
                                         Class A             Class B            Amount               Class D             Total
Certificate Rate                                5.665%           5.895%             6.510%                 0.000%
Initial Balance                         528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount            528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00
Ending Outstanding Amount               528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00

Beginning Invested Amount               528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00
Ending Invested Amount                  528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00   113,000,000.00      67,000,000.00          42,000,000.00     750,000,000.00

Principal Allocation Percentage                 70.40%           15.07%              8.93%                  5.60%            100.00%
Floating Allocation Percentage                  70.40%           15.07%              8.93%                  5.60%            100.00%
Principal Collections                    51,825,491.48    11,091,440.41       6,576,340.78           4,122,482.28      73,615,754.95
Realloc Finance Charge Collections        7,788,336.83     1,666,822.09         988,292.74             619,526.79      11,062,978.45
YSA Draw                                                                                                                1,250,000.00
YSA Investment Proceeds                                                                                                    25,955.73
Realloc Finance Charge plus YSA Draw      8,686,609.66     1,859,066.08       1,102,278.12             690,980.31      12,338,934.18
Monthly Interest                          2,575,900.36       573,661.98         375,617.95                   0.00       3,525,180.29
Investor Default Amount (Net)             3,026,813.30       647,783.91         384,084.26             240,769.24       4,299,450.71
Monthly Servicing Fee                       880,000.00       188,333.33         111,666.67              70,000.00       1,250,000.00
Total Due                                 6,482,713.66     1,409,779.22         871,368.88             310,769.24       9,074,631.00

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,338,934.18
Series Adjusted Portfolio Yield                                                                                               12.86%
Base Rate                                                                                                                      7.46%

Series
 Parameters
                Revolving Period (Y/N)                                                  Y
                Accumulation Period (Y/N)                                               N
                Early Amortization (Y/N)                                                N
                Controlled Accumulation Period                                        12.00
                Holdings is Servicer                                                    Y
                Paydown Excess CIA (Y/N)                                                Y
                Paydown Excess Class D (Y/N)                                            Y
                Controlled Accumulation Amount                                        53,416,666.67
                Controlled Deposit Amount                                             53,416,666.67
                Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding
 Accounts
                Beginning Principal Funding Account Balance                                    0.00
                Principal Funding Account Deposit                                              0.00
                Ending Principal Funding Account Balance                                       0.00
                Principal Funding Investment Proceeds                                          0.00

                Yield Supplement Account Beginning Balance                             5,000,000.00
                Yield Supplement Account Release                                       1,250,000.00
                Yield Supplement Account Ending Balance                                3,750,000.00

                Reserve Account Beginning Balance                                              0.00
                Required Reserve Account Amount                                                0.00
                Funds Deposited into Reserve Account                                           0.00
                Ending Reserve Account Balance                                                 0.00

C. Certificate
Balances and
Distrubutions

                                                 Class A            Class B                 CIA            Class D           Total
                Beginning Balance                528,000,000.00     113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                Interest Distributions             2,575,900.36         573,661.98       375,617.95            0.00     3,525,180.29
                PFA Deposits                               0.00                                                                 0.00
                Principal Distributions                    0.00               0.00             0.00            0.00             0.00
                Total Distributions                2,575,900.36         573,661.98       375,617.95            0.00     3,525,180.29
                Ending Certificate Balance       528,000,000.00     113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                Pool Factor                             100.00%            100.00%          100.00%         100.00%
                Total Distribution Per $1,000            4.8786             5.0767           5.6062          0.0000
                Interest Distribution Per $1,000         4.8786             5.0767           5.6062          0.0000
                Principal Distribution Per $1,000        0.0000             0.0000           0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                  1 Total amount of the distribution:                                                            2,575,900.36
                  2 Amount of the distribution in respect of Class A Monthly Interest:                           2,575,900.36
                  3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                       0.00
                  4 Amount of the distribution in respect of Class A Additional Interest:                                0.00
                  5 Amount of the distribution in respect of Class A Principal:                                          0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                  1 Total amount of Class A Investor Charge-Offs:                                                        0.00
                  2 Amount of Class A Investor Charge-Offs                                                               0.00
                    per $1,000 original certificate principal amount:
                  3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                  0.00
                  4 Amount reimbursed in respect of Class A Investor Charge-Offs                                         0.00
                    per $1,000 original certificate principal amount:
                  5 The amount, if any, by which the outstanding principal                                               0.00
                    balance of the Class A Certificate exceeds the Class A Invested
                    Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                  1 The total amount of the distribution:                                                          573,661.98
                  2 Amount of the distribution in respect of Class B monthly interest:                             573,661.98
                  3 Amount of the distribution in respect of Class B outstanding monthly interest:                       0.00
                  4 Amount of the distribution in respect of Class B additional interest:                                0.00
                  5 Amount of the distribution in respect of Class B principal:                                          0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                  1 The amount of reductions in Class B Invested Amount                                                  0.00
                  2 The amount of reductions in the Class B Invested Amount set forth in                                 0.00
                    paragraph 1 above, per $1,000 original certificate principal amount:
                  3 The total amount reimbursed in respect of such reductions                                            0.00
                    in the Class B Invested Amount:
                  4 The total amount set forth in paragraph 3 above, per $1,000                                          0.00
                    original certificate principal amount:
                  5 The amount, if any, by which the outstanding principal balance                                       0.00
                     of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                  1 Total amount distributed to the Collateral Interest Holder:                                    375,617.95
                  2 Amount distributed in respect of Collateral Monthly Interest:                                  375,617.95
                  3 Amount distributed in respect of Collateral Additional Interest:                                     0.00
                  4 The amount distributed to the Collateral Interest Holder in respect                                  0.00
                    of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                  1 The amount of reductions in the Collateral Invested Amount.                                          0.00
                  2 The total amount reimbursed in respect of such reductions in the                                     0.00
                    Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                  1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                       12,338,934.18
                  2 Full amount required to be paid pursuant to sections 4.5 and 4.7 (excl. Spread Account)      9,074,631.00
                  3 Spread Account Requirement per Loan Agreement                                                        0.00
                  4 Finance Charge Shortfall                                                                             0.00
                  5 Available for Other Excess Allocation Series                                                 3,264,303.18

J. Application of Reallocated Investor Finance Charge Collections.

                                                           Available          Due              Paid      Shortfall

                  1 Allocated Class A Available Funds     8,686,609.66
                    a Reserve Account Release                     0.00
                    b PFA Investment Earnings                     0.00
                    c Class A Available Funds             8,686,609.66

                  2 Class A Available Funds               8,686,609.66
                    a Class A Monthly Interest                            2,575,900.36    2,575,900.36       0.00      8,686,609.66
                    b Class A Servicing Fee                                 880,000.00      880,000.00       0.00      6,110,709.30
                    c Class A Investor Default Amount                     3,026,813.30    3,026,813.30       0.00      5,230,709.30
                    d Class A Excess                      2,203,896.01

                  2 Class B Available Funds               1,859,066.08
                    a Class B Monthly Interest                              573,661.98      573,661.98       0.00      1,859,066.08
                    b Class B Servicing Fee                                 188,333.33      188,333.33       0.00      1,285,404.10
                    c Class B Excess                      1,097,070.77

                  3 Collateral Available Funds            1,102,278.12
                    a Collateral Servicing Fee                              111,666.67      111,666.67       0.00      1,102,278.12
                    b Collateral Excess                     990,611.45

                  4 Class D Available Funds                 690,980.31
                    a Class D Servicing Fee                                  70,000.00       70,000.00       0.00        690,980.31
                    b Class D Excess                        620,980.31

                  5 Total Excess Spread                   4,912,558.54

K. Application of Excess Spread and Excess Finance Charge Collections

                                                                Available        Due        Paid         Shortfall
                 1 Available Excess Spread                    4,912,558.54
                 2 Excess Fin Charge Coll                             0.00
                        from Other Series
                 3 Available Funds                            4,912,558.54
                 4 Class A Required Amount Shortfalls                               0.00          0.00      0.00        4,912,558.54
                 5 Class B Defaults                                           647,783.91    647,783.91      0.00        4,912,558.54
                 6 Monthly Servicing Fee Shortfalls                                 0.00          0.00      0.00        4,264,774.63
                 7 Collateral Monthly Interest                                375,617.95    375,617.95      0.00        4,264,774.63
                 8 Collateral Default Amount                                  384,084.26    384,084.26      0.00        3,889,156.68
                 9 Reserve Account Deposit                                          0.00          0.00      0.00        3,505,072.42
                10 Class D Monthly Interest                                         0.00          0.00      0.00        3,505,072.42
                11 Class D Default Amount                                     240,769.24    240,769.24      0.00        3,505,072.42
                12 Other CIA Amounts Owed                                           0.00          0.00      0.00        3,264,303.18
                13 Excess Fin Coll for Other Series                                 0.00          0.00      0.00        3,264,303.18
                14 Excess Spread                              3,264,303.18
                15 Writedowns
                                         a Class A                    0.00
                                         b Class B                    0.00
                                         c CIA                        0.00
                                         d Class D                    0.00


L. Reallocated Principal Collections

                                3 Total Principal Collections Allocable                               73,615,754.95
                                4 Principal Required to Fund the Required Amount                               0.00
                                5 Shared Principal Collections from other Series                               0.00
                                6 Other Amounts Treated as Principal Collections                       4,299,450.71
                                7 Available Principal Collections                                     77,915,205.65

M. Application of Principal Collections during Revolving Period

                                1 Collateral Invested Amount                                          67,000,000.00
                                2 Required Collateral Invested Amount                                 67,000,000.00
                                3 Amount used to pay Excess CIA                                                0.00
                                4 Available Principal Collections                                     77,915,205.65

                                5 Class D                                                             42,000,000.00
                                6 Required Class D                                                    42,000,000.00
                                7 Amount used to pay Excess Class D                                            0.00
                                8 Available Principal Collections                                     77,915,205.65

N. Application of Principal Collections during the Accumulation Period

                                1 Available Principal Collections                                                   77,915,205.65
                                                        a Controlled Deposit Amount                                          0.00
                                                        b Minimum of Avail Prin Coll and CDA                                 0.00
                                                        c Controlled Deposit Amount Shortfall                                0.00
                                                        d Amount Deposited in PFA for Class A                                0.00
                                                        e Draw from PFA to pay Class A Principal                             0.00
                                                        f Class A Adjusted Invested Amount                         528,000,000.00

                                2 Remaining Principal Collections Available                                         77,915,205.65
                                                        a Remaining PFA Balance                                              0.00
                                                        b Beginning Class B Outstanding Amount                     113,000,000.00
                                                        c Beginning Class B Adjusted Invested Amount               113,000,000.00
                                                        d Amount Deposited in PFA for Class B                                0.00
                                                        e Draw from PFA to pay Class B Principal                             0.00
                                                        f Class B Adjusted Invested Amount                         113,000,000.00

                                3 Remaining Principal Collections Available                                         77,915,205.65
                                                        a Remaining CIA Amount                                      67,000,000.00
                                                        b Principal Paid to CIA                                              0.00
                                                        c CIA at the end of the Period                              67,000,000.00

                                4 Remaining Principal Collections Available                                         77,915,205.65
                                                        a Remaining Class D Amount                                  42,000,000.00
                                                        b Principal Paid to Class D                                          0.00
                                                        c Class D at the end of the Period                          42,000,000.00

                                  Class A Principal Paid to Investors                                                        0.00
                                  Class B Principal Paid to Investors                                                        0.00
                                  CIA Principal Paid to Investors                                                            0.00
                                  Class D Principal Paid to Investors                                                        0.00
                                  Ending Class A Outstanding Amount                                                528,000,000.00
                                  Ending Class B Outstanding Amount                                                113,000,000.00
                                  Ending CIA Outstanding Amount                                                     67,000,000.00
                                  Ending Class D Outstanding Amount                                                 42,000,000.00

                                5 Shared Principal Collections                                                      77,915,205.65

N. Application of Principal Collections during Early Amortization Period

                                1 Principal Collections Available                                                            0.00
                                                        a Remaining Class A Adjusted Invested Amount               528,000,000.00
                                                        b Principal Paid to Class A                                          0.00
                                                        c End of Period Class A Adjusted Invested Amount           528,000,000.00

                                2 Remaining Principal Collections Available                                                  0.00
                                                        a Remaining Class B Adjusted Invested Amount               113,000,000.00
                                                        b Principal Paid to Class B                                          0.00
                                                        c End of Period Class B Adjusted Invested Amount           113,000,000.00

                                3 Remaining Principal Collections Available                                                  0.00
                                                        a Remaining Collateral Invested Amount                      67,000,000.00
                                                        b Principal Paid to CIA                                              0.00
                                                        c Collateral Invested Amount at the end of the Period       67,000,000.00

                                4 Remaining Principal Collections Available                                                  0.00
                                                        a Remaining Class D Amount                                  42,000,000.00
                                                        b Principal Paid to Class D                                          0.00
                                                        c Class D at the end of the Period                          42,000,000.00

O. Yield and Base Rate

                                1 Base Rate
                                                        a Current Monthly Period                        7.46%
                                                        b Prior Monthly Period                          7.22%
                                                        c Second Prior Monthly Period                   7.34%

                                  Three Month Average Base Rate                                                        7.34%

                                2 Series Adjusted Portfolio Yield
                                                        a Current Monthly Period                       12.86%
                                                        b Prior Monthly Period                         13.92%
                                                        c Second Prior Monthly Period                  12.84%

                                  Three Month Average Series Adjusted Portfolio Yield                                 13.21%

                                3 Excess Spread
                                                        a Current Monthly Period                        5.40%
                                                        b Prior Monthly Period                          6.70%
                                                        c Second Prior Monthly Period                   5.50%

                                  Three Month Average Excess Spread                                                    5.87%
